UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934

               Date of Report (Date of Earliest Event Reported):
                           June 2, 2011 (May 31, 2011)
                           --------------------------

                             HIGH PLAINS GAS, INC.
                             ---------------------
             (Exact name of registrant as specified in its charter)

          Nevada                        333-125068                26-3633813
-----------------------------    ------------------------    -------------------
(State or other jurisdiction     (Commission File Number)     (I.R.S. Employer
     of incorporation)                                       Identification No.)

            3601 Southern Dr., Gillette, Wyoming         82718
            ------------------------------------         -----
          (Address of Principal Executive Offices)     (Zip Code)

       Registrant's telephone number, including area code: (307) 686-5030

                                      n/a
                                      ---
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A DEFINITIVE MATERIAL AGREEMENT

Further Amendment to The Huber Asset Acquisition Transaction

On May 31, 2011 High Plains Gas, Inc. (the "Company") entered into Amendment no. 8 (the "Amendment") to the Purchase and Sale Agreement (the "Purchase Agreement") between the Company and J.M. Huber Corporation ("Huber"). According to the amendment, High Plains Gas, Inc. is granted until June 30, 2011 to finalize financing and complete the closing of the purchase of Huber's Powder River Basin coalbed methane assets. Huber has the right to pursue discussions with third parties and may terminate the agreement upon written notice. High Plains has the right and intends to notice Huber during this period of its intention to close the transaction prior to any termination notice and the transaction may proceed to close. Huber continues to hold non-refundable deposits in the amount of $2,000,000 payable towards the closing price, and 2,000,000 shares of HPGS common stock which may be applied towards the closing price. The total purchase price of the transaction is remains $35,000,000.


ITEM  9.01     FINANCIAL  STATEMENTS  AND  EXHIBITS

High Plains Gas, Inc. includes by reference the following exhibits:

No.   Description
----  -----------------------------------------------------------------------
10.1 Amendment No. 8 to the Purchase and Sale Agreement between J.M. Huber Corporation and High Plains Gas, Inc. dated and effective as of May 31, 2011.


                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            HIGH PLAINS GAS, INC.
                                            ------------------------------------



Date: June 1, 2011                  By:     \s\ Brent Cook
                                            ------------------------------------
                                    Name:   Brent Cook
                                    Title:  Chief Executive Officer
                                            Principal Executive Officer


Date: June 1, 2011                  By:    \s\ Joseph Hettinger
                                            ------------------------------------
                                    Name:   Joseph Hettinger
                                    Title:  Chief Financial Officer and Director
                                            Principal Financial Officer